Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]

NOTE 9 – INCOME TAXES

Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2012	2011	2010
Current - Federal	$61,655	$18,608	$(4,534)
Current - foreign	(48,579)	(51,293)	(41,388)
Current - state	(9,408)	14,719	(5,278)
Total current benefit (expense)	3,668	(17,966)	(51,200)

Deferred - Federal	261,014	126,078	211,137
Deferred - foreign	27,970	13,708	(3,859)
Deferred - state	15,627	4,158	3,902
Total deferred benefit	304,611	143,944	211,180
Income tax benefit	$308,279	$125,978	$159,980

Current tax benefits of $3.7 million were recorded for 2012 as compared to current tax expenses of $18.0 million for 2011 primarily due to the Company's settlement of U.S. Federal and foreign tax examinations during 2012. Pursuant to the settlements, the Company recorded a reduction to current income tax expense of approximately $67.3 million during 2012 to reflect the net current tax benefits of the settlements.

Current tax expenses of $18.0 million were recorded for 2011 as compared to current tax expenses of $51.2 million for 2010 primarily due to the Company's settlement of U.S. Federal, foreign and state tax examinations during 2011. Pursuant to the settlements, the Company recorded a reduction to current income tax expense of approximately $51.1 million during 2011 to reflect the net current tax benefits of the settlements.

Deferred tax benefits of $304.6 million for 2012 primarily relate to future benefits of net operating loss carryforwards, and were higher when compared with deferred tax benefits of $143.9 million for 2011. The increase in deferred tax benefits in 2012 is primarily due to additional loss before income taxes in 2012 compared to 2011.

Deferred tax benefits of $143.9 million for 2011 primarily relate to future benefits of net operating loss carryforwards, and were lower when compared with deferred tax benefits of $211.2 million for 2010. The decrease in deferred tax benefits in 2011 is primarily due to a decrease in Federal tax losses. Additional decreases are a result of the deferred tax impacts from the Company's settlement of U.S. Federal and state tax examinations during 2011 along with the write-off of deferred tax assets associated with the 2011 vesting of certain equity awards.

Significant components of the Company's deferred tax liabilities and assets as of December 31, 2012 and 2011 are as follows:

(In thousands)	2012	2011
Deferred tax liabilities:
Intangibles and fixed assets	$2,418,558	$2,381,177
Long-term debt	381,712	465,201
Foreign	21,828	43,305
Investments in nonconsolidated affiliates	49,654	46,502
Unrealized loss in marketable securities	13,768	-
Other investments	2,122	7,068
Other	5,480	25,834
Total deferred tax liabilities	2,893,122	2,969,087

Deferred tax assets:
Accrued expenses	82,550	92,038
Unrealized gain in marketable securities	-	6,833
Net operating losses	1,107,594	917,078
Bad debt reserves	8,418	10,767
Deferred Income	553	590
Other	35,693	33,931
Total gross deferred tax assets	1,234,808	1,061,237
Less: Valuation allowance	12,312	14,177
Total deferred tax assets	1,222,496	1,047,060
Net deferred tax liabilities	$1,670,626	$1,922,027

Included in the Company's net deferred tax liabilities are $19.2 million and $16.6 million of current net deferred tax assets for 2012 and 2011, respectively. The Company presents these assets in “Other current assets” on its consolidated balance sheets. The remaining $1.7 billion and $1.9 billion of net deferred tax liabilities for 2012 and 2011, respectively, are presented in “Deferred tax liabilities” on the consolidated balance sheets.

At December 31, 2012, the Company had recorded net operating loss carryforwards (tax effected) for federal and state income tax purposes of $1.1 billion, expiring in various amounts through 2032. The Company expects to realize the benefits of the majority of net operating losses based on its expectations as to future taxable income from deferred tax liabilities that reverse in the relevant carryforward period and, therefore, the Company has not recorded a valuation allowance against those losses.

At December 31, 2012, net deferred tax liabilities include a deferred tax asset of $28.7 million relating to stock-based compensation expense under ASC 718-10, Compensation—Stock Compensation.  Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date. Accordingly, there can be no assurance that the stock price of the Company's common stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in its balance sheet.

The deferred tax liability related to intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired FCC licenses, permits and tax deductible goodwill created from the Company's various stock acquisitions. In accordance with ASC 350-10, Intangibles—Goodwill and Other, the Company does not amortize FCC licenses and permits. As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its FCC licenses, permits and tax deductible goodwill or sells its FCC licenses or permits. As the Company continues to amortize its tax basis in its FCC licenses, permits and tax deductible goodwill, the deferred tax liability will increase over time.

The reconciliation of income tax computed at the U.S. Federal statutory tax rates to income tax benefit is:

	Years Ended December 31,
(In thousands)	2012		2011		2010
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax benefit at
statutory rates	$251,814	35%	$137,903	35%	$217,991	35%
State income taxes, net of
Federal tax benefit	6,218	1%	18,877	5%	(1,376)	(0%)
Foreign taxes	8,782	2%	(4,683)	(1%)	(30,967)	(5%)
Nondeductible items	(4,617)	(1%)	(3,154)	(1%)	(3,165)	(0%)
Changes in valuation allowance
and other estimates	50,697	7%	(15,816)	(4%)	(16,263)	(3%)
Impairment charge	-	0%	-	0%	-	0%
Other, net	(4,615)	(1%)	(7,149)	(2%)	(6,240)	(1%)
Income tax benefit	$308,279	43%	$125,978	32%	$159,980	26%

A tax benefit was recorded for the year ended December 31, 2012 of 43%. The effective tax rate for 2012 was impacted by the Company's settlement of U.S. Federal and foreign tax examinations during the year. Pursuant to the settlements, the Company recorded a reduction to income tax expense of approximately $60.6 million to reflect the net tax benefits of the settlements. This benefit was partially offset by additional tax recorded during 2012 related to the write-off of deferred tax assets associated with the vesting of certain equity awards. Foreign income before income taxes was approximately $84.0 million for 2012.

A tax benefit was recorded for the year ended December 31, 2011 of 32%. The effective tax rate for 2011 was impacted by the Company's settlement of U.S. Federal and state tax examinations during the year. Pursuant to the settlements, the Company recorded a reduction to income tax expense of approximately $16.3 million to reflect the net tax benefits of the settlements. This benefit was partially offset by additional tax recorded during 2011 related to the write-off of deferred tax assets associated with the vesting of certain equity awards and the inability to benefit from certain tax loss carryforwards in foreign jurisdictions. Foreign income before income taxes was approximately $94.0 million for 2011.

A tax benefit was recorded for the year ended December 31, 2010 of 26%. The effective tax rate for 2010 was impacted by the Company's inability to benefit from tax losses in certain foreign jurisdictions due to the uncertainty of the ability to utilize those losses in future years. In addition, the Company recorded a valuation allowance of $13.6 million against deferred tax assets in foreign jurisdictions due to the uncertainty of the ability to realize those assets in future periods. Foreign income before income taxes was approximately $40.8 million for 2010.

The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense.  The total amount of interest accrued at December 31, 2012 and 2011 was $50.5 million and $61.0 million, respectively. The total amount of unrecognized tax benefits and accrued interest and penalties at December 31, 2012 and 2011 was $188.9 million and $236.8 million, respectively, of which $158.3 million and $212.7 million is included in “Other long-term liabilities”, and $0.5 million and $4.5 million is included in “Accrued Expenses” on the Company's consolidated balance sheets, respectively. In addition, $30.0 million of unrecognized tax benefits are recorded net with the Company's deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2012. The total amount of unrecognized tax benefits at December 31, 2012 and 2011 that, if recognized, would impact the effective income tax rate is $107.0 million and $146.0 million, respectively.

(In thousands)	Years Ended December 31,
Unrecognized Tax Benefits	2012	2011
Balance at beginning of period	$175,782	$225,469
Increases for tax position taken in the current year	10,575	5,373
Increases for tax positions taken in previous years	14,774	12,115
Decreases for tax position taken in previous years	(55,113)	(37,677)
Decreases due to settlements with tax authorities	(7,581)	(29,443)
Decreases due to lapse of statute of limitations	-	(55)
Balance at end of period	$138,437	$175,782

The Company and its subsidiaries file income tax returns in the United States Federal jurisdiction and various state and foreign jurisdictions.  During 2012, the Company effectively settled certain Federal and foreign examinations and as a result reversed liabilities that had been recorded for the uncertain tax positions in those periods. The amount of liabilities reversed during 2012 was approximately $67.3 million, inclusive of interest. In addition the Company settled an examination in the United Kingdom and, as a result of the settlement, paid approximately $7.2 million in tax and interest. During 2011, the Company reached a settlement with the Internal Revenue Service (“IRS”) related to the examination of the tax years 2003 and 2004. As a result of the settlement the Company paid approximately $22.4 million, inclusive of interest, to the IRS and reversed liabilities related to the settled tax years. In addition, the Company effectively settled several state and foreign tax examinations during 2011 that resulted in a reduction to its net tax liabilities to reflect the tax benefits of the settlements. The IRS is currently auditing the Company's 2009 and 2010 periods and the Company is awaiting an appeals conference meeting for its 2007 and 2008 pre and post-merger periods. Substantially all material state, local, and foreign income tax matters have been concluded for years through 2005.